UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 9, 2019

CBL & ASSOCIATES PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd, Suite 500, Chattanooga, TN 37421
(Address of principal executive office, including zip code)

(423) 855-0001
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CBL	New York Stock Exchange
7.375% Series D Cumulative Redeemable Preferred Stock, $0.01 par value	CBLprD	New York Stock Exchange
6.625% Series E Cumulative Redeemable Preferred Stock, $0.01 par value	CBLprE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 9, 2019, CBL & Associates Properties, Inc. (the “Company”) held its annual meeting of shareholders. The matters that were submitted to a vote of shareholders and the related results are as follows:*

1. The following directors were elected to one-year terms that expire in 2020:

•	Charles B. Lebovitz (104,677,610 votes for, 6,538,317 votes withheld, 47,622,167 broker non-votes and no abstentions),

•	Stephen D. Lebovitz (105,074,277 votes for, 6,141,650 votes withheld, 47,622,167 broker non-votes and no abstentions),

•	A. Larry Chapman (105,660,904 votes for, 5,555,023 votes withheld, 47,622,167 broker non-votes and no abstentions),

•	Matthew S. Dominski (103,976,097 votes for, 7,239,830 votes withheld, 47,622,167 broker non-votes and no abstentions),

•	John D. Griffith (105,215,211 votes for, 6,000,716 votes withheld, 47,622,167 broker non-votes and no abstentions),

•	Richard J. Lieb (104,424,422 votes for, 6,791,505 votes withheld, 47,622,167 broker non-votes and no abstentions),

•	Kathleen M. Nelson (104,386,623 votes for, 6,829,304 votes withheld, 47,622,167 broker non-votes and no abstentions).

2.
Deloitte & Touche, LLP was ratified as the Company’s independent registered public accountants for its fiscal year ending December 31, 2019 (146,628,756 votes for, 11,206,660 votes against, 1,002,678 abstentions and no broker non-votes).

3.
The advisory vote on the Company’s executive compensation program for its named executive officers, as disclosed in the Company’s proxy statement for the 2019 annual meeting, was approved (95,856,758 votes for, 9,407,336 votes against, 5,951,833 abstentions and 47,622,167 broker non-votes). The Company’s Compensation Committee will consider the results of this advisory vote in making future decisions on named executive officer compensation.

* Total votes cast for each nominee or matter, as well as broker non-votes, may vary due to the rounding of fractional shares included in the totals.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana Khaleel
Farzana Khaleel
Executive Vice President – Chief Financial Officer and Treasurer

Date: May 15, 2019